Item 32.2, 18 U.S.C. Section 1350 Certifications










                        CERTIFICATION OF PERIODIC REPORT
                        --------------------------------




         I, Karl W. Mueller, the Chief Financial Officer of Old Republic International Corporation (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:   May 9, 2005

                                                /s/ Karl W. Mueller
                                              ---------------------------------
                                                    Karl W. Mueller, Senior
                                                    Vice President and Chief
                                                    Financial Officer